MTM TECHNOLOGIES, INC.

                              AMENDED AND RESTATED

                             SHAREHOLDERS' AGREEMENT
                             -----------------------

     This AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (this "Agreement"), dated as of December 21, 2004, is among (a) MTM TECHNOLOGIES, INC., a New York corporation (the "Company"), (b) the shareholders of the Company listed on signature pages hereto under the heading "Principal Shareholders" (each a "Principal Shareholder" and, collectively, the "Principal Shareholders"), (c) PEQUOT PRIVATE EQUITY FUND III, L.P. and PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P. (each a "Pequot Shareholder" and, collectively, the "Pequot Shareholders"), (d) CONSTELLATION VENTURE CAPITAL II, L.P., CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P., THE BSC EMPLOYEE FUND VI, L.P. and CVC II PARTNERS, LLC (each a "Constellation Shareholder" and collectively, the "Constellation Shareholders" and together with the Pequot Shareholders, the "Investor Shareholders") and (e) each other Person who becomes a party to this Agreement, subject to the conditions set forth herein, by executing an Instrument of Accession ("Instrument of Accession") in the form of Schedule I hereto.

     WHEREAS, pursuant to that certain Purchase Agreement, dated January 29, 2004 (the "Initial Series A Purchase Agreement"), between the Company and the Pequot Shareholders, the Pequot Shareholders purchased an aggregate amount of 3,255,814 of the Company's Series A-1 convertible preferred stock, par value $0.001 per share (the "Series A-1 Preferred Stock") and detachable warrants to purchase up to 500,000 shares of Common Stock and purchased an aggregate amount of 2,000,000 shares of the Company's Series A-2 convertible preferred stock, par value $0.001 per share (the "Series A-2 Preferred Stock") and detachable warrants to purchase up to 400,000 shares of Common Stock; and

     WHEREAS, pursuant to that certain Series A-3 Convertible Preferred Stock Assignment Agreement, dated as of December 7, 2004 (the "Assignment Agreement"), between the Pequot Shareholders and the Constellation Shareholders, the Pequot Shareholders assigned to the Constellation Shareholders all of their rights and obligations under the Initial Series A Purchase Agreement to purchase from the Company 1,923,077 shares of the Company's Series A-3 convertible preferred stock, par value $0.001 per share (the "Series A-3 Preferred Stock" and, together with the Series A-1 Preferred Stock and Series A-2 Preferred Stock, the "Old Series A Preferred Stock") at a purchase price of $3.25 per share and detachable warrants to purchase up to 384,616 shares of Common Stock at an exercise price of $4.0625 per share (the "Series A-3 Warrants"), and solely with respect to the Series A-3 Preferred Stock and the Series A-3 Warrants, any and all rights granted to the Pequot Shareholders under the Initial Series A Purchase Agreement as if the Constellation Shareholders were treated as the "Purchasers" under the Initial Series A Purchase Agreement with respect to the Series A-3 Preferred Stock and the Series A-3 Warrants; and

     WHEREAS, pursuant to a Purchase Agreement, dated December 10, 2004 (as the same may be amended or supplemented, the "Purchase Agreement"), among the Company and the Investor Shareholders, the Company has issued and sold to the Investor Shareholders (i) convertible secured subordinated promissory notes in


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the aggregate principal amount of $10,000,000 (each, a "Series A-4 First Tranche
Note" and, collectively, the "Series A-4 First Tranche Notes") which, subject to Shareholder Approval, are convertible in accordance with their terms into shares of Series A-4 convertible preferred stock, par value $0.001 per share, of the Company (the "Series A-4 Preferred Stock") and (ii) detachable warrants, subject to Shareholder Approval, to purchase 615,385 shares of Common Stock (each, a "Warrant" and, collectively, the "Warrants"), and has provided for the issuance and possible sale by the Company to the Investor Shareholders of (iii) convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000 (each, a "Series A-4 Second Tranche Note" and, collectively, the "Series A-4 Second Tranche Notes" and, together with the Series A-4 First Tranche Notes, the "Series A-4 Notes") which are convertible in accordance with their terms into shares of Series A-4 Preferred Stock, (iv) detachable warrants to purchase up to 923,077 shares of Common Stock (each, an "Additional Warrant" and, collectively, the "Additional Warrants" and together with the Warrants, the "Series A-4 Warrants") and (v) convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000 (each, a "Series A-5 Note" and, collectively, the "Series A-5 Notes" and together with the Series A-4 Notes, the "Notes") which are convertible in accordance with their terms into shares of Series A-5 Convertible Preferred Stock, $0.001 par value per share (the "Series A-5 Preferred Stock" and, together with the Series A-4 Preferred Stock, the "New Series A Preferred Stock"); and

     WHEREAS, on December 10, 2004 simultaneously with, and as a condition to, the closing of the transactions contemplated by the Purchase Agreement, the Company, the Investor Shareholders and the Principal Shareholders amended and restated the Shareholders' Agreement dated as of May 21, 2004 of the Company to set forth certain restrictions and obligations of the Company and the Shareholders; and

     WHEREAS, the Company and the Shareholders desire to further amend the Amended and Restated Shareholders' Agreement of the Company dated as of December 10, 2004, in connection with the resignation of Howard Pavony from the Board of Directors of the Company which will be effective on March 31, 2005;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and the Purchase Agreement, and intending to be legally bound, the parties hereto agree that the Amended and Restated Shareholders' Agreement is hereby amended and restated in its entirety as follows:

          SECTION 1. DEFINITIONS.

     For all purposes of this Agreement, including the preamble, except as otherwise defined herein, the following terms shall have the meanings set forth below:

          Agreement. Agreement shall have the meaning ascribed to it in the preliminary paragraph.

          Additional Warrants. Additional Warrants shall have the meaning ascribed to it in the recitals.


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          Assignment Agreement. Assignment Agreement shall have the meaning ascribed to it in the recitals.

          Board of Directors. Board of Directors shall mean the board of directors of the Company.

          Certificate of Incorporation. Certificate of Incorporation shall mean the Amended and Restated Certificate of Incorporation of the Company as hereafter amended and restated.

          Common Stock. Common Stock shall mean (a) the Company's Common Stock, $.001 par value per share (the "Common Stock") and (b) any shares of any other class of capital stock of the Company hereafter issued which are (i) not preferred as to dividends or assets over any class of stock of the Company or
(ii) issued to the holders of shares of Common Stock upon any reclassification thereof.

          Company. Company shall have the meaning ascribed to it in the preliminary paragraph.

          Constellation Designees. Constellation Designees shall have the meaning ascribed to it in Section 3.1(iii).

          Constellation Majority in Interest. Constellation Majority in Interest shall mean the Constellation Shareholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon the conversion or exercise of the Constellation Securities.

          Constellation Notes. Constellation Notes shall mean all of the Notes issued or to be issued to the Constellation Shareholders pursuant to the Purchase Agreement.

          Constellation Securities. Constellation Securities shall mean (a) the Constellation Notes, (b) the Constellation Shares, (c) the Constellation Warrants, (d) all other interests in the Company owned from time to time by any Constellation Shareholder, (e) all shares of the Company's capital stock issued or issuable upon conversion or exercise of any security described in (a), (b),
(c) or (d) and (f) all shares of the Company's capital stock issued with respect to any such securities by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Constellation Securities will continue to be Constellation Securities in the hands of any holder including, without limitation, a Principal Shareholder and each transferee thereof will succeed to the rights and obligations of a holder of Constellation Securities hereunder; provided that shares of Constellation Securities will cease to be Constellation Securities following a transfer (i) to the Company or (ii) pursuant to a Public Sale.

          Constellation Shares. Constellation Shares shall mean all shares of Series A Preferred Stock issued to the Constellation Shareholders or issuable to the Constellation Shareholders on conversion of the Constellation Notes and all shares of Common Stock issued or issuable on conversion of the Series A Preferred Stock owned by such Constellation Shareholders.

          Constellation Shareholders. Constellation Shareholders shall mean (i) each of Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC II Partners, LLC (ii)


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any other Person to whom the rights to acquire any Notes or Series A Preferred
Stock have been assigned by Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. or CVC II Partners, LLC for so long as such Persons hold Constellation Securities and any other Person to whom Constellation Securities are transferred for so long as such Person holds any Constellation Securities; provided, however, that any such transferee shall be a Constellation Shareholder only in connection with the Constellation Securities held by such Person.

          Constellation Warrants. Constellation Warrants shall mean the warrants of the Company for the purchase of shares of Common Stock issued to the Constellation Shareholders pursuant to the Purchase Agreement and any warrants issued upon transfer, exchange or replacement thereof.

          Employment Agreement. Employment Agreement shall mean that certain employment agreement entered into by the Company and Steven Rothman on May 21, 2004.

          Initial Series A Purchase Agreement. Initial Series A Purchase Agreement shall have the meaning ascribed to it in the recitals.

          Instrument of Accession. Instrument of Accession shall have the meaning ascribed to it in the preliminary paragraph.

          Investor Designees. Investor Designees shall have the meaning ascribed to it in Section 3.1(iii).

          Investor Securities. Investor Securities shall mean the Pequot Securities and the Constellation Securities, collectively.

          Investor Shares. Investor Shares shall mean the Pequot Shares and the Constellation Shares, collectively.

          Investor Shareholders. Investor Shareholders shall have the meaning ascribed to it in the preliminary paragraph.

          New Series A Preferred Stock. New Series A Preferred Stock shall have the meaning ascribed to it in the recitals.

          Notes. Notes shall have the meaning ascribed to it in the recitals.

          Offered Securities. Offered Securities means the Securities that are the subject of a proposed Transfer.

          Old Series A Preferred Stock. Old Series A Preferred Stock shall have the meaning ascribed to it in the recitals.

          Other Securities. Other Securities shall mean (a) all of the shares of the Company's capital stock owned by any of the Principal Shareholders other than the Investor Securities and, (b) all shares of the Company's capital stock issued or issuable upon conversion of such shares and (c) all shares of the


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Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Other Securities will continue to be Other Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Other Securities hereunder; provided that shares of Other Securities will cease to be Other Securities following a transfer (i) to the Company, (ii) to any Investor Shareholders or (iii) pursuant to a Public Sale.

          Pequot Designees. Pequot Designees shall have the meaning ascribed to it in Section 3.1(ii).

          Pequot Majority in Interest. Pequot Majority in Interest shall mean the Pequot Shareholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon the conversion or exercise of the Pequot Securities.

          Pequot Notes. Pequot Notes shall mean all of the Notes issued or to be issued to the Pequot Shareholders pursuant to the Purchase Agreement.

          Pequot Securities. Pequot Securities shall mean (a) the Pequot Notes,
(b) the Pequot Shares, (c) the Pequot Warrants, (d) all other interests in the Company owned from time to time by any Pequot Shareholder, (e) all shares of the Company's capital stock issued or issuable upon conversion or exercise of any security described in (a), (b), (c) or (d) and (f) all shares of the Company's capital stock issued with respect to any such securities by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Pequot Securities will continue to be Pequot Securities in the hands of any holder including, without limitation, a Principal Shareholder and each transferee thereof will succeed to the rights and obligations of a holder of Pequot Securities hereunder; provided that shares of Pequot Securities will cease to be Pequot Securities following a transfer (i) to the Company or (ii) pursuant to a Public Sale.

          Pequot Shares. Pequot Shares shall mean all shares of Series A Preferred Stock issued to the Pequot Shareholders or issuable to the Pequot Shareholders on conversion of the Pequot Notes and all shares of Common Stock issued or issuable on conversion of the Series A Preferred Stock owned by such Pequot Shareholders.

          Pequot Shareholders. Pequot Shareholders shall mean (i) Pequot Private Equity Fund III, L.P., (ii) Pequot Offshore Private Equity Partners III, L.P. and (iii) any other Person to whom the rights to acquire any Notes or Series A Preferred Stock have been assigned by either, or both, of Pequot Private Equity Fund III, L.P. or Pequot Offshore Private Equity Partners III, L.P., in each case, for so long as such Persons hold Pequot Securities and any other Person to whom Pequot Securities are transferred for so long as such Person holds any Pequot Securities; provided, however, that any such transferee shall be a Pequot Shareholder only in connection with the Pequot Securities held by such Person.

          Pequot Warrants. Pequot Warrants shall mean the warrants of the Company for the purchase of shares of Common Stock issued to the Pequot Shareholders pursuant to the Initial Series A Purchase Agreement and the


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Purchase Agreement and any warrants issued upon transfer, exchange or replacement thereof, respectively.

          Person. Person shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

          Principal Shareholders. Principal Shareholders shall have the meaning ascribed to it in the preliminary paragraph.

          Principal Shareholder Majority in Interest. Principal Shareholder Majority in Interest shall mean, subject to Section 2 and Section 3 of this Agreement, those Principal Shareholders who are then subject to the rights and obligations set forth in Section 2 and Section 3 of this Agreement applicable to such Principal Shareholders and who hold at least a majority of the shares of Common Stock held by all such Principal Shareholders.

          Public Offering. Public Offering shall mean a public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock.

          Public Sale. Public Sale shall mean any sale of Common Stock to the public pursuant to a Public Offering or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

          Purchase Agreement. Purchase Agreement shall have the meaning ascribed to it in the recitals.

          Securities. Securities shall mean the Investor Securities and the Other Securities.

          Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.

          Series A Preferred Stock. Series A Preferred Stock shall mean collectively, the Old Series A Preferred Stock and the New Series A Preferred Stock.

          Series A-1 Preferred Stock. Series A-1 Preferred Stock shall have the meaning ascribed to it in the recitals.

          Series A-2 Preferred Stock. Series A-2 Preferred Stock shall have the meaning ascribed to it in the recitals.

          Series A-3 Preferred Stock. Series A-3 Preferred Stock shall have the meaning ascribed to it in the recitals.

          Series A-4 Preferred Stock. Series A-4 Preferred Stock shall have the meaning ascribed to it in the recitals.

          Series A-5 Preferred Stock. Series A-5 Preferred Stock shall have the meaning ascribed to it in the recitals.


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          Series A-4 First Tranche Notes. Series A-4 First Tranche Notes shall have the meaning ascribed to it in the recitals.

          Series A-4 Second Tranche Notes. Series A-4 Second Tranche Notes shall have the meaning ascribed to it in the recitals.

          Series A-4 Notes. Series A-4 Notes shall have the meaning ascribed to it in the recitals.

          Series A-5 Notes. Series A-5 Notes shall have the meaning ascribed to it in the recitals.

          Series A-3 Warrants. Series A-3 Warrants shall have the meaning ascribed to it in the recitals.

          Series A-4 Warrants. Series A-4 Warrants shall have the meaning ascribed to it in the recitals.

          Shareholder(s). Shareholder shall mean each party hereto other than the Company and Shareholders shall mean, collectively, the parties hereto other than the Company.

          Shareholder Approval. Shareholder Approval shall mean the approval by the shareholders of the Company of the Certificate of Incorporation, the authorization and issuance of (or the conversion of the Notes into) the New Series A Preferred Stock, the exercise of the Series A-4 Warrants and the issuance of any Common Stock issuable upon conversion or exercise of the foregoing.

          Transfer(s) or Transferred. Transfer(s) or Transferred shall mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Securities.

          Transferring Shareholder. Transferring Shareholder shall have the meaning ascribed to it in Section 2.4.

          Transfer Notice. Transfer Notice shall have the meaning ascribed to it in Section 2.4.

          Warrants. Warrants shall have the meaning ascribed to it in the recitals.

          SECTION 2. TRANSFERS OF SECURITIES.

     2.1. General. (a) No Transfer of any Securities made in violation of this Agreement shall be effective, and no such Transfer shall be recorded on the stock record books of the Company. All such Transfers shall be conducted in accordance with all applicable federal and state securities laws.


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     (b) Any Transfer by a Shareholder of Securities to a Person who is not a
party to this Agreement shall be made only pursuant to the terms of this Agreement and on the condition that such Person shall become a party to this Agreement, agreeing in writing to be bound by all of its terms.

     (c) Any Shareholder making a Transfer shall promptly notify the Company, and the Company shall promptly notify the other Shareholders, if any, of the name of each transferee and the date of such Transfer.

     2.2. Restrictions on Transfer - All Shareholders. Each Shareholder agrees that such Shareholder shall not Transfer any Securities owned by such Shareholder prior to May 21, 2005. On or after May 21, 2005, each Shareholder may Transfer any Securities owned by such Shareholder in accordance with and subject to the terms and provisions of this Agreement.

     2.3. Restrictions on Transfer - Principal Shareholders. In addition to the restrictions set forth in Section 2.2, each Principal Shareholder agrees that during the term of his employment by the Company such Principal Shareholder shall not Transfer Securities owned by such Principal Shareholder as follows:

     (a) from and after May 21, 2005 to, but not including, May 21, 2006, each Principal Shareholder shall not Transfer more than 25%, in the aggregate, of the Securities owned by such Principal Shareholder as of the date of this Agreement;

     (b) in addition to any Securities that such Principal Shareholder was permitted to Transfer pursuant to Section 2.3(a) that such Principal Shareholder did not Transfer prior to May 21, 2006, from and after May 21, 2006 to, but not including, May 21, 2007, each Principal Shareholder shall not Transfer more than 35%, in the aggregate, of the Securities owned by such Principal Shareholder; and

     (c) subject to Section 2.4 and Section 2.5, on or after May 21, 2007, the Principal Shareholders may Transfer Securities owned by such Principal Shareholder without regard to the restrictions set forth in this Section 2.3.

     2.4. Right of First Refusal. (a) During the term of each Principal Shareholder's employment by the Company and for a period of two years following the termination of such Principal Shareholder's employment with the Company, for any reason or without reason, each Principal Shareholder (the "Transferring Shareholder") shall give the Company and the Investor Shareholders holding Old Series A Preferred Stock notice of the terms of any proposed bona fide sale of Offered Securities, including (i) the number of shares that are proposed to be Transferred, (ii) the anticipated date of the proposed Transfer, (iii) the name and address of each Person to whom the Transfer is proposed to be made and (iv) the material terms of the proposed Transfer, including the cash and/or other consideration to be received in respect of such Transfer, at least twenty (20) days prior to any proposed Transfer (a "Transfer Notice"); provided, however, that in connection with a Transfer pursuant to a Public Sale, the Transferring Shareholder shall deliver the Transfer Notice to the Company and each Investor Shareholder holding Old Series A Preferred Stock at least three (3) business days, or any other time period as may be mutually agreed upon by the parties hereto, prior to any such proposed Transfer. Any such Transfer Notice shall be


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deemed an irrevocable bona fide third party offer to sell such shares to the
Investor Shareholders holding Old Series A Preferred Stock on such terms as set forth in such Transfer Notice and shall be deemed a representation by the Transferring Shareholder that the Transfer is a bone fide transaction.

     (b) The Investor Shareholders holding Old Series A Preferred Stock shall have a period of (i) in connection with a Transfer pursuant to a Public Sale, five (5) business days and (ii) in connection with any other Transfer, ten (10) business days, from the receipt of the Transfer Notice from the Transferring Shareholder within which to elect to purchase their respective pro rata shares of the Offered Securities at the same price and subject to the same material terms and conditions as described in the Transfer Notice. Each Investor Shareholder holding Old Series A Preferred Stock may exercise such purchase option, and thereby purchase all or any portion of its pro rata share of the Offered Securities, by notifying the Transferring Shareholder in writing, before the expiration of such five (5) or ten (10) business day period, as the case may be, as to the number of such shares that it wishes to purchase. For the purpose of the preceding sentence, each Investor Shareholder's pro rata share shall be a fraction of the Offered Securities, the numerator of which shall be the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Old Series A Preferred Stock) owned by such Investor Shareholder on the date of the Transfer Notice and the denominator of which shall be the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Old Series A Preferred Stock) held by all Investor Shareholders holding Old Series A Preferred Stock on the date of the Transfer Notice. Each Investor Shareholder holding Old Series A Preferred Stock shall have a right of reallotment such that, if any other Investor Shareholder holding Old Series A Preferred Stock fails to exercise the right to purchase its full pro rata share of the Offered Securities, the other participating Investor Shareholders holding Old Series A Preferred Stock may exercise an additional right to purchase, on a pro rata basis, the Offered Securities not previously purchased. If an Investor Shareholder holding Old Series A Preferred Stock gives the Transferring Shareholder notice that it desires to purchase its pro rata share of the Offered Securities and, as the case may be, its allotment, then payment for the Offered Securities shall be in cash, by check or wire transfer or in such other consideration as set forth in the Transfer Notice, against delivery of the Offered Securities to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor.

     (c) If all the Offered Securities are not so purchased, and subject to the right of co-sale set forth in Section 2.5 herein below, the Transferring Shareholder shall be free for a period of sixty (60) days after expiration of the time periods referred to above to consummate the proposed transaction upon terms not less favorable to the Transferring Shareholder than those set forth in the Transfer Notice with respect to any Offered Securities not sold to any Investor Shareholder pursuant to this Section 2.4. Promptly upon the consummation of any such transaction, the Transferring Shareholder shall confirm in writing to the Company and the Investor Shareholders holding Old Series A Preferred Stock the terms of the transaction as so consummated, including the number of shares involved, the consideration received, and the name of the party to whom the Transfer was made. After the expiration of said sixty (60) day sale period, subject to the time period set forth in Section 2.4(a), if such Transferring Shareholder again wishes to Transfer any shares of Securities, such Transferring Shareholder shall again offer the shares in accordance with the provisions of this Section 2.4.


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     (d) Should the purchase price specified in the Transfer Notice be payable in property other than cash or evidences of indebtedness, the Investor Shareholders shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Transferring Shareholder and the Investor Shareholders holding Old Series A Preferred Stock cannot agree on such cash value within five (5) or ten (10) business days, as the case may be, after the receipt of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing selected by such Investor Shareholders and the Transferring Shareholder. The cost of such appraisal shall be shared equally by the Investor Shareholders holding Old Series A Preferred Stock and the Transferring Shareholder (with the half of the cost borne by such Investor Shareholders borne pro rata by each based on the number of shares each such Investor Shareholder holding Old Series A Preferred Stock was interested in purchasing pursuant to this Section).

     2.5. Co-Sale Rights. Except in connection with a Transfer pursuant to a Public Sale, during the term of each Principal Shareholder's employment by the Company and for a period of two years following the termination of such Principal Shareholder's employment with the Company, for any reason or without reason, at least ten (10) days prior to any proposed Transfer by a Principal Shareholder, such Principal Shareholder shall give a Transfer Notice to the Investor Shareholders (which Transfer Notice may be the same Transfer Notice as that described in Section 2.4 above). Upon receipt of a Transfer Notice, if the Investor Shareholders have not exercised to the full extent their rights of first refusal pursuant to Section 2.4 hereof, such Investor Shareholders may elect to participate in the proposed Transfer by delivering written notice to the Transferring Shareholder within ten (10) business days of the date of receipt of such Transfer Notice. Each Investor Shareholder shall have the right to sell to the proposed transferee(s) as a condition to such Transfer by the Transferring Shareholder(s), at the same price per share of Securities and on the same terms and conditions as are specified in the Transfer Notice, the lesser of (x) two shares (on an as converted basis including shares of Common Stock issuable upon conversion of Series A Preferred Stock) for every one share owned by the Principal Shareholders or (y) that number of Securities equal to the Offered Securities (on an as converted basis including shares of Common Stock issuable upon conversion of Series A Preferred Stock) owned by such Investor Shareholder, multiplied by a fraction, the numerator of which is the Investor Securities owned by such Investor Shareholder and the denominator of which is the number of Securities (on an as converted basis including shares of Common Stock issuable upon conversion of Series A Preferred Stock). The Transferring Shareholder will be entitled to sell in the proposed Transfer the balance of the Offered Securities proposed to be so sold. If the Investor Shareholders elect to participate in such Transfer, the Transferring Shareholder shall use his, her or its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Investor Shareholders in any proposed Transfer and shall not Transfer any shares of the capital stock of the Company to such prospective transferee(s) unless such prospective transferee(s) allow(s) the participation of the Investor Shareholders on the terms specified in the Transfer Notice. Subject to the foregoing, the Transferring Shareholder(s) may, within sixty (60) days after the expiration of the ten (10) business day period referred to above, Transfer the Offered Securities (reduced by the number of shares of Securities with respect to which the Investor Shareholders have elected to participate, if any) to the transferee(s) identified in the Transfer Notice at a price and on the terms no more favorable to the Transferring Shareholder(s) than specified in the Transfer Notice; provided, that, prior to any Transfer such transferee(s) shall first execute and deliver to the Company a written agreement to be bound by all of the provisions of this Agreement applicable to the transferor(s). However, if such


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Transfer is not consummated within such sixty (60) day period, the Transferring
Shareholder(s) shall not Transfer any shares of the Offered Securities as have not been purchased within such period without again complying with all of the provisions of Sections 2.4 and 2.5 hereof. Any attempt by a Transferring Shareholder to Transfer shares of Securities in violation of Section 2.4 or 2.5 hereof shall be void and the Company agrees that it will not effect such a Transfer nor will it treat any alleged transferee as the holder of such shares of Securities without the consent of the Investor Shareholders.

     2.6. Termination of Right of First Refusal and Co-Sale Rights. Notwithstanding anything contained in this Section 2 to the contrary, the rights granted to an Investor Shareholder pursuant to Section 2.4 and 2.5 shall terminate on the earlier of (x) the date that such Investor Shareholder owns less than 10% of its respective Investor Shares and (y) the date that the Principal Shareholders own less than 10% of the number of shares of Common Stock owned by such Principal Shareholders on the date hereof.

          SECTION 3. BOARD OF DIRECTORS.

     3.1. Boards of Directors; Voting Agreements. (a) From and after the date hereof to, but not including, December 10, 2009, and subject to paragraphs
(b),(c) and (d) below, in any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Shareholder shall vote, or cause to be voted, or cause such Shareholder's designees as directors to vote, all Securities owned by such Shareholder or over which such Shareholder has voting control so as to nominate and elect such directors of the Company as follows:

          (i) The Chief Executive Officer of the Company;

         (ii) Two directors designated by Pequot Private Equity Fund III, L.P. (the "Pequot Designees"), for so long as the Pequot Shareholders own at least 25% of the Pequot Shares, who shall initially be Gerald A. Poch and Richard Heitzmann; provided, however, that if the Pequot Shareholders own less than 25% of the Pequot Shares, then the Pequot Shareholders will only be entitled to designate one director; and each director designated by the Pequot Designees shall be entitled to serve as director for the remainder of such director's elected term;

        (iii) One director designated by the Constellation Shareholders (the "Constellation Designees" and together with the Pequot Designees, the "Investor Designees"), who shall initially be Clifford Friedman;

         (iv) Three "independent directors" (as such term is used in the applicable regulations promulgated by Nasdaq or any other national stock exchange on which the Company's Common Stock is listed on the date hereof) who shall be selected by the Company's nominating and corporate governance committee;

          (v) Two "independent directors" (as such term is used in clause (iv) above) selected by the Chief Executive Officer of the Company and reasonably acceptable to the Company's nominating and corporate governance committee;

         (vi) Subject to Section 3.1(b), Steven Rothman.

     (b) Notwithstanding anything contained in Section 3.1(a) to the contrary, the Investor Shareholders shall only be obligated under Section 3.1(a)(vi) with respect to Mr. Rothman (i) for so long as he (x) has not been terminated by the Company pursuant to Section 4(a) or (y) has not terminated his employment with the Company other than pursuant to Section 4(b), in each case of his Employment Agreement and (ii) from and after the date hereof to, but not including, May 21, 2007.

     (c) Notwithstanding anything contained in Section 3.1(a) to the contrary, the Principal Shareholders shall not be obligated pursuant to (x) Section 3.1(a)(ii) and (iii), if (i) the Pequot Shareholders own less than 10% of the shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock issued to such Pequot Shareholders and all shares of Common Stock issued or issuable on conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock owned by such Pequot Shareholders, (ii) the Constellation Shareholders own less than 10% of the shares of Series A-3 Preferred Stock issued to such Constellation Shareholders and all shares of Common Stock issued or issuable on conversion of the Series A-3 Preferred Stock owned by such Constellation Shareholders, and (iii) any other shareholders that are introduced to the Company by the Pequot Shareholders own less than 10% of the shares acquired by such shareholders from the Company in a transaction not including a public offering or (y) Section 3.1(a)(vi), if the Principal Shareholders own less than 10% of the number of shares of Common Stock owned by such Principal Shareholders on the date hereof.

     (d) If any vacancy shall occur in the Board of Directors as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person or Persons who, pursuant to Section 3.1(a), originally designated such vacating director; provided, however, that the foregoing shall not apply with respect to the vacancy occurring as a result of the resignation of Howard Pavony. Each Person entitled to designate a director or a replacement for a director pursuant to Section 3.1(a) shall also be entitled to designate the removal of such director with or without cause.

     (e) The Investor Shareholders hereby agree that (i) one of the five directors designated pursuant to Sections 3.1(a)(iv) and (v) above shall be the "financial expert" required on the audit committee of the Company by the Sarbanes-Oxley Act of 2002, as amended and (ii) the greatest extent permitted by applicable law and the rules and regulations of the Nasdaq, the directors designated by the Investor Shareholders pursuant to Section 3.1(a)(ii) shall qualify as "independent directors" (as such term is used in Section 3.1(a)(iv).

     (f) To the greatest extent permitted by applicable law and the rules and regulations of the Nasdaq, at least one of the directors designated by the Pequot Shareholders pursuant to Section 3.1(a)(ii) above shall be a member of any committee formed by the Board of Directors including, without limitation, the compensation committee, audit committee, the nominating and the corporate governance committee.

     (g) In addition to the Investor Designees, each of Pequot and Constellation shall be entitled to have one representative attend each meeting of the Board and any committee meetings as a non-voting observer, whether such meeting is conducted in person or by teleconference; provided, that each such non-voting observer, at the request of the Company, shall execute a confidentiality agreement with the Company prior to his first attendance of any such meeting.

     (h) The Company shall not enter into any contract, agreement or other instrument with (i) any of its affiliates, (ii) any holder of Securities or
(iii) any employee or director of the Company, on terms more favorable than the Company would obtain on an arms-length basis with a third party without first obtaining the written consent of a majority of members of the Board who do not have an interest (direct or indirect) in such contract, agreement or other instrument.

     (i) The Company shall have no less than three (3) members on each of its audit committee and compensation committee. The nominating committee and the corporate governance committee shall have no less than four (4) members; one of which shall have been designated by the Pequot Shareholders and one of which shall have been designated by the Constellation Shareholders.

     3.2. Certain Voting Preferences. So long as at least 30% of the shares of Series A-3 Preferred Stock remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations involving equity of the Company, reclassifications or other similar events involving a change with respect to the Series A-3 Preferred Stock), without the approval of the Investor Shareholders holding a majority of the then outstanding shares of Series A-3 Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately from any other class of the Company's capital stock, but together as a single group, the Company will not:

     (a) except with respect to the amendment of the Certificate of Incorporation contemplated by the Purchase Agreement, amend the Certificate of Incorporation or the Company's bylaws to adversely affect the voting powers, preferences or other rights of the Series A-3 Preferred Stock;

     (b) except with respect to the amendment of the Certificate of Incorporation contemplated by the Purchase Agreement and the issuance of New Series A Preferred Stock pursuant to the Purchase Agreement, issue any other class or series of capital stock of the Company ranking as to dividend rights, redemption rights, liquidation preference and other rights on parity or senior to the Series A-3 Preferred Stock; and

     (c) amend this Section 3.2.

     3.3. PROXY. EACH SHAREHOLDER HEREBY GRANTS TO THE COMPANY AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH SHAREHOLDER OR OVER WHICH SUCH SHAREHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS SECTION 3, BUT ONLY IN THE EVENT OF AND TO THE EXTENT NECESSARY TO REMEDY ANY BREACH BY SUCH SHAREHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

     3.4. Action by Shareholders; Voting Agreement. Each Shareholder further agrees that such Shareholder will not vote any Securities owned by such Shareholder or over which such Shareholder has voting control, or take any action by written consent, or take any other action as a shareholder of the Company, to circumvent the voting arrangements required by this Section 3. Each Shareholder hereby agrees to vote or cause to be voted or cause such Shareholder's designees as directors to vote all Securities owned by such Shareholder or over which such Shareholder has voting control so as to comply with this Section 3. The provisions set forth herein constitute a voting agreement under Section 620 of the New York Business Corporation Law, as amended, and, in connection therewith, the Shareholders expressly consent to the enforcement of this Section 3 by specific performance.

          SECTION 4. MISCELLANEOUS.

     4.1. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

     4.2. Entire Agreement; No Third Party Beneficiaries. Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in this Agreement and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein and that this Agreement supersedes all prior agreements and understandings between the parties with respect hereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     4.3. Successors and Assigns. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Shareholders and their respective heirs, successors and assigns.

     4.4. Counterparts; Facsimile Signatures. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.

     4.5. Remedies. The Shareholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Shareholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

     4.6. Notices. All notices and other communications required or permitted hereunder shall be in writing. Notices shall be delivered personally, against written receipt therefor, via recognized overnight courier (such as Federal Express, DHL or Airborne Express) or via certified or registered mail. Notices may be delivered via facsimile or e-mail, provided that by no later than two days thereafter such notice is confirmed in writing and sent via one of the methods described in the previous sentence. Notices to the Company or an Investor Shareholder shall be sent to such address as set forth on Schedule II hereto or at such other address as the Company or such Investor Shareholder shall have furnished in writing to the other parties hereto. Notices to a Principal Shareholder shall be sent to such address as set forth on the books and records of the Company, or at such other address or facsimile number as such Principal Shareholder shall have furnished in writing to the other parties hereto. All notices shall be effective upon receipt.

     4.7. Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by the Company, a Pequot Majority in Interest, a Constellation Majority in Interest and a Principal Shareholder Majority in Interest. Any modification, amendment or waiver signed by the Company, a Pequot Majority in Interest, a Constellation Majority in Interest and a Principal Shareholder Majority in Interest shall bind all of the parties hereto. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Notwithstanding anything contained in this Section 4.7 to the contrary, if any amendment to this Agreement adversely affects the rights of an Investor Shareholder differently than it affects the rights of any other Investor Shareholder, the consent of such adversely affected Investor Shareholder shall be required prior to any such amendment.

     4.8. Termination. Notwithstanding any other provision of this Agreement, this Agreement may be terminated in a writing approved by the Company, a Pequot Majority in Interest and a Constellation Majority in Interest. This Agreement will terminate automatically upon the earliest to occur of (a) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (b) the sale of all or substantially all of the Company's assets or of a majority of the outstanding equity of the Company (determined on a fully diluted basis) to any Person that is not a party to this Agreement (whether pursuant to a merger, consolidation or otherwise), or (c) on the date that the Investor Shareholders are no longer entitled to designate any directors pursuant to Section 3.1(a)(ii) or (iii).

     4.9. GOVERNING LAW. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     4.10. Future Shareholders' Rights; Transfers; Legend. The Company shall not issue (except in a Public Offering) any Common Stock or securities convertible into or exercisable for Common Stock unless the Person receiving such Common Stock executes an Instrument of Accession. No Shareholder shall Transfer any Securities other than to the Company or pursuant to a Public Sale unless the Person receiving Transfer of such Securities executes an Instrument of Accession. Certificates representing the Securities shall be endorsed with the following legend:

     THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH MAY PLACE CERTAIN RESTRICTIONS ON THE VOTING OF AND THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS SECURITY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

                            [Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Shareholders' Agreement on the day and year first above written.

                                         MTM TECHNOLOGIES, INC.


                                         By:/s/ Francis J. Alfano
                                            ---------------------------------
                                            Name:  Francis J. Alfano
                                            Title: President


                                         PEQUOT PRIVATE EQUITY FUND III, L.P.

                                         By: Pequot Capital Management, Inc.,
                                             Its Investment Manager


                                         By:/s/ Aryeh Davis
                                            ---------------------------------
                                            Name:  Aryeh Davis
                                            Title: General Counsel


                                         PEQUOT OFFSHORE PRIVATE EQUITY
                                         PARTNERS III, L.P.

                                         By: Pequot Capital Management, Inc.,
                                             Its Investment Manager


                                         By:/s/ Aryeh Davis
                                            ---------------------------------
                                            Name:  Aryeh Davis
                                            Title: General Counsel


                                         CONSTELLATION VENTURE CAPITAL II, L.P.

                                         By: Constellation Ventures Management
                                               II, LLC
                                             Its General Partner


                                         By:/s/ Clifford Friedman
                                            ---------------------------------
                                            Name:  Clifford Friedman
                                            Title: Senior Managing Director


                    Signature Page to Shareholders' Agreement

                                         CONSTELLATION VENTURE CAPITAL
                                         OFFSHORE II, L.P.

                                         By: Constellation Ventures Management
                                               II, LLC
                                             Its General Partner

                                         By:/s/ Clifford Friedman
                                            ---------------------------------
                                            Name:  Clifford Friedman
                                            Title: Senior Managing Director


                                         THE BSC EMPLOYEE FUND VI, L.P.

                                         By: Constellation Ventures Management
                                               II, LLC
                                             Its General Partner

                                         By:/s/ Clifford Friedman
                                            ---------------------------------
                                            Name:  Clifford Friedman
                                            Title: Senior Managing Director


                                         CVC II PARTNERS, LLC

                                         By: The Bear Stearns Companies Inc.
                                             Its Managing Member

                                         By:/s/ Clifford Friedman
                                            ---------------------------------
                                            Name:  Clifford Friedman
                                            Title: Senior Managing Director


                    Signature Page to Shareholders' Agreement

                                         PRINCIPAL SHAREHOLDERS:
                                         ----------------------


                                         By:/s/ Steven Rothman
                                            ---------------------------------
                                            Steven Rothman


                                         By:/s/ Howard Pavony
                                            ---------------------------------
                                            Howard Pavony


                    Signature Page to Shareholders' Agreement

                                   Schedule I
                                   ----------
                         Form of Instrument of Accession

                             Instrument of Accession
                             -----------------------

     Reference is made to that certain Amended and Restated Shareholders' Agreement dated as of December 10, 2004, a copy of which is attached hereto (as amended and in effect from time to time, the "Shareholders Agreement"), among MTM Technologies, Inc. (the "Company"), and the Shareholders (as defined therein).

     The undersigned, ____________________________, in order to become the owner or holder of [identify Securities being Transferred] (the "Securities") of the Company hereby agrees that by his execution hereof the undersigned is a Shareholder party to the Shareholders Agreement subject to all of the restrictions and conditions applicable to Shareholders set forth in such Shareholders' Agreement, and all of the Securities purchased by the undersigned in connection herewith (and any and all debt and equity of the Company issued in respect thereof) are subject to all the restrictions and conditions applicable to such Securities as set forth in the Shareholders Agreement. This Instrument of Accession shall take effect and shall become a part of said Shareholders Agreement immediately upon execution.

     Executed as of the date set forth below under the laws of the State of New York.

     Signature:
                 ----------------------------------

     Address:
                 ----------------------------------

                 ----------------------------------

     Date:
                 ----------------------------------


Accepted:

MTM TECHNOLOGIES, INC.


By:
   ---------------------------
     Name:
     Title:
     Date:


                    Signature Page to Shareholders' Agreement

                                   Schedule II
                                   -----------
        Names and Addresses of the Company and the Investor Shareholders

If to the Company:
-----------------

     MTM Technologies, Inc.
     850 Canal Street
     Stamford, Connecticut 06902
     Attention: General Counsel
     Fax: (203) 975-3701

If to the Investor Shareholders:
-------------------------------

1. Pequot Private Equity Fund III, L.P.
   c/o Pequot Capital Management, Inc.
   500 Nyala Farm Road
   Westport, Connecticut 06880
   Attention: Carlos Rodrigues
   Fax: (203) 429-2420

      with a copy to

   Aryeh Davis
   c/o Pequot Capital Management, Inc.
   153 East 53rd Street
   New York, New York 10022
   Fax: (212) 651-3481

2. Pequot Offshore Private Equity Partners III, L.P.
   c/o Pequot Capital Management, Inc.
   500 Nyala Farm Road
   Westport, Connecticut 06880
   Attention: Carlos Rodrigues
   Fax: (203) 429-2420

      with a copy to

   Aryeh Davis
   c/o Pequot Capital Management, Inc.
   153 East 53rd Street
   New York, New York 10022
   Fax: (212) 651-3481

3. Constellation Venture Capital II, L.P.
   c/o Constellation Ventures
   383 Madison Avenue
   28th Floor
   New York, New York 10179

4. Constellation Venture Capital Offshore II, L.P.
   c/o Constellation Ventures
   383 Madison Avenue
   28th Floor
   New York, New York 10179

5. The BSC Employee Fund VI, L.P.
   c/o Constellation Ventures
   383 Madison Avenue
   28th Floor
   New York, New York 10179

6. CVC Partners II, LLC
   c/o Constellation Ventures
   383 Madison Avenue
   28th Floor
   New York, New York 10179